UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

PITOOEY!, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Scottsdale, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(888) 273-0929
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide the information required by Item 304 of Regulation S-K with respect to changes in our certifying accountant.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective February 7, 2014, PITOOEY!, Inc., (the “Company, we, our  or us”) was notified by our principal independent auditor, Samyn & Martin, LLC, of Kansas City, Missouri, of the auditor’s decision to cease its services as our independent auditor. In this connection:

(i) The letter of February 7, 2014 constituted a resignation of our certifying account as of February 7, 2014.
(ii) Our principal accountant's report on the financial statements for the past year contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii) The resignation of our certifying account was approved when received but not recommended by our board of directors acting in the capacity as an audit committee because we do not have an audit or similar committee.
(iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding the resignation there were no disagreements with our former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
(v) On February 13, 2014, we engaged the firm of BF Borgers CPA PC of Denver, Colorado, as our independent registered public accounting firm.
(vi) During our two most recent fiscal years, and any subsequent interim period prior to engaging our new accountant, neither we (nor someone on our behalf) consulted the newly engaged accountant prior to resignation of our former accountant.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 31, 2014 our Board of Directors accepted the oral resignation of our Chief Financial Officer, Patrick Deparini.  Mr. Deparini’s departure is for personal reasons.

ITEM 9.01 FINANCLA STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16.1 - Letter from Samyn & Martin, LLC (Former Accountant).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, INC. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	Chief Executive Officer	April 2, 2014
Jacob DiMartino

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